UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Coherus BioSciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Coherus BioSciences, Inc. (the “Company”) with a definitive proxy statement related to a proposed transaction in which the Company has agreed to divest its UDENYCA® (pegfilgrastim-cbqv) franchise (the “Proposed Transaction”) to Intas Pharmaceuticals Ltd. subject to the terms and conditions set forth in the Asset Purchase Agreement, dated December 2, 2024.

This Schedule 14A filing consists of the following documents relating to the Proposed Transaction:

1.	Employee FAQ

2.	Field Direction Memo

3.	Employee Email

4.	Analyst Email

5.	Investor Email

6.	Commercial Team Email

For Selected Coherus Employees Who Wish to Transfer to the Accord Family Frequently Asked Questions – FAQs

December 3, 2024

As we move toward the closing of the acquisition of the UDENYCA business by Intas Pharmaceuticals Ltd. (“Intas”) as contemplated by the asset purchase agreement between Coherus BioSciences, Inc. (“Coherus”) and Intas, Intas’ U.S. subsidiary, Accord Biopharma & Coherus want to provide responses to some frequently asked questions that selected Coherus employees may have as they consider whether they wish to become part of the Accord family.

Accord is excited to welcome selected Coherus Employees who wish to transfer to Accord effective on the day of closing and they are here to support you should you choose to make that transition. Until the closing, selected Coherus employees who will transfer to Accord should please continue to report to your Coherus manager and direct any other questions not covered in this document to Rebecca Sunshine, Human Resources.

Everything is “business as usual” for UDENYCA and Loqtorzi, and employees should remain focused and not get distracted by this deal announcement.

Question	Answer
If I am transferring to Accord, will I receive an Offer Letter from Accord?

Accord is excited to offer selected employees an opportunity to build and expand the Udenyca franchise.

There are customary conditions which need to be cleared, and Coherus shareholder approval required to approve the sale. The transaction is expected to close in Q1 2025. Accord is happy to provide opportunities for Coherus employees to join them to continue to work with UDENYCA in early 2025. Selected employees will have an opportunity to meet with the Accord hiring team in mid-January or February 2025. All transferring associates will receive a Contingency Offer Letter.

The Contingency Offer letter will provide specifics about your employment as well as conditions and agreements you will be required to adhere to. The letter must be signed and returned within the timeframe the letter provides if you wish to accept the terms of employment with Accord. More details will be shared in early 2025.

Why is shareholder approval required for this transaction, but was not required for the recent divestitures of Cimerli or Yusimry?	Coherus is seeking approval from its shareholders before the closing because UDENYCA is a large enough asset, shareholder approval may be required before we sell it according to Delaware General Corporation Law.
Because Accord headquarters are in Raleigh, North Carolina, will I have to move?

Post-deal closing, for Coherus employees who wish to join the Accord family, no one will be required to relocate at this time. Accord understands and is sensitive to the current location and working situation for each Coherus employee. Accord is open to transfers and will handle these requests on a case-by-case basis.

What will happen to my pay and benefits?

Should selected employees decide to join the Accord team, their employment with them will begin on the day of deal close. You will transition to the Accord payroll and benefits programs at that time. There will be no interruption to your pay schedule. Please be assured Accord’s HR department will be available to assist you with this transition and answer any questions you may have.

What will happen to my Coherus stock options?	More information will be provided in Q1 2025.
Will Accord give us stock options?

The Accord group of companies are privately held. We value our employees and offer a comprehensive compensation and benefits package that is competitive within the pharma industry. At this time Accord does not have stock options.

What will happen to my ESPP deductions?

The next ESPP purchase date is May 15, 2025, so selected employees who will transfer to Accord and who currently participate in ESPP, ESPP deductions for the current period will be refunded to you when you join Accord.

Does Accord have an ESPP Plan?	Not at this time.
What happens to my Paid Time Off in ADP?	Should selected employees accept the position offered by Accord PTO hours will be paid out on your last day with Coherus.

I have a planned vacation that was already submitted to ADP, will I still be able to go?	Coherus and Accord will honor any prior approved vacation days. Future requests must be aligned with Accord’s PTO policy and their process.
Will I accrue vacation after close and will I be able to take new vacation?

Selected employees will join the Accord PTO plan as of their new hire date, the day of closing, and will begin to accrue PTO on the plan at that time. Your accrual will be prorated for the first year of employment, based off your new hire date, but your original hire date with Coherus will be used to determine your tenure and subsequent accrual rate under the plan.

If I am on the Quarterly Field-Based Incentive Plan, will I still get my Q4-2024 bonus?	Yes. Coherus plans to pay any earned Q4 2024 IC bonus.
If I am on the Corporate Bonus Plan, will I get my 2024 corporate bonus?	The Coherus BOD has not yet approved our 2024 corporate bonus, but if one is approved, you will receive it the same as all other employees on that plan.
Coherus salary increases for the field is April 1st and for corporate is July 1st, when are salary increases at Accord?

Annual merit increases are evaluated and granted at the end of Accord’s fiscal year, which runs April 1st to March 30th. Once transitioned, selected employees annual merit will be evaluated on April 1 each year.

What will happen to my 2024 Chairman’s Circle ranking?	Selected employees will still be ranked and rewarded according to the 2024 Chairman’s Circle program.
What will happen to my $7,500 401K Match for 2024?	Since selected employees will be a Coherus employee through the end of 2024, the 401K match will be received at the end of March 2025.
What do I do with my Coherus laptop, iPad, printer, monitors, etc.?	The Coherus HR team will work to collect all Coherus equipment, post close. Until the date of closing, you will continue to be a Coherus employee using Coherus equipment.
What will happen to my Coherus data and files?

Selected employees’ Coherus confidential information, trade secrets, data and files belong to Coherus, and is governed by the PIIA signed, so you will no longer have access to them when you join Accord. Coherus and Accord IT are currently reviewing, and Accord IT will provide more information during your onboarding.

Will I still have access to my tax documents in ADP after I join Accord?	Selected employees’ access to ADP Workforce Now will continue for 3 years after their last day at Coherus.
Do I need to complete a new W4 when my employment transfers to Accord?	Selected employees will undergo HR onboarding when you join Accord, including validating all tax withholding information, should you choose to do so.
What happens if I need to submit an expense report after my last day at Coherus?

If selected employees are not able to complete all expense reports prior to your last day with Coherus, the Company will allow up to 4 weeks following their last day to email a list of your expenses, with copies of their receipts, to the payroll department at: [***].

Will I be issued a new Accord Corporate Credit Card?	If selected employees’ role at Accord requires a corporate credit card, one will be issued. You will be able to work with your Accord Manager and Finance team to be issued an Accord Corporate Card.
What if I need to travel for Accord?	Accord has a documented travel policy that will be shared at the time of employment.
Will I be issued a new ID Badge?	Accord employees who will require access to Accord corporate office in Raleigh, NC will be issued a badge to the corporate office in Raleigh.
What do I say to customers who call with concerns because of the deal?

According to Coherus’s policies, employees should not make comments about the proposed transaction. Coherus is continuing to operate business as usual until the deal closes. Accord will be providing talking points and customer communication at the HR onboarding.

When am I able to update my LinkedIn profile?

Selected employees may update their LinkedIn profile to reflect employment with Accord after the deal closing has been publicly announced. According to Coherus policies, no one except authorized spokespersons are approved to make announcements or posts about Coherus on social media.

What should I do if someone from the media calls to ask about the deal?

If you are contacted by anyone with questions, either internally or externally, people, please refer them to Rebecca Sunshine at [***] Jodi Sievers at [***] or Nuvan Dassanaike at Accord at [***].

Accord has established an internal email for all integration-related questions:

[***]

Who should I contact if I have additional questions?	Please contact Rebecca at [***] if you have additional questions.
How do I access my FSA, 401K, W-2, etc.?	There will be a separate Benefits FAQ for specific details and website logins to access all your benefits plans, 401K rollover, etc.

Other Important Reminders for All Coherus Employees: Please continue business as usual with UDENYCA, but be mindful of what you say outside of the company

•	Do not disclose any know-how or confidential information to Accord BioPharma, Inc. prior to deal close. This includes any information on customers, contracts, commercial performance, etc.

•	If you receive any inquiries about this deal or the UDENYCA transition - even from Accord BioPharma representatives - please direct them to Rebecca Sunshine and Paul Reider

•	Keep all internal and external e-mail, text, and other interactions regarding the UDENYCA divestiture to a minimum and to the normal course of business

•	No social media activity regarding the deal, including as it may relate to UDENYCA or Accord BioPharma. This includes posting on your personal social media channels, or engaging with the posts of others by commenting, liking, sharing, retweeting, etc.

•	Employees are not permitted to provide comments, whether on background or on the record, or otherwise respond to third party inquiries

Forward-Looking Statements

The statements in this communication include express or implied forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act about the proposed transaction between the Company and Intas that involve risks and uncertainties relating to future events and the future performance the Company and the UDENYCA business. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity,” “likely,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the asset purchase agreement and related matters, including, but not limited to, satisfaction of closing conditions to consummate the proposed transaction, prospective performance and opportunities with respect to the Company or the UDENYCA business, post-closing operations and the outlook for the Company or the UDENYCA business; future bonus payments and treatment of Coherus stock options; information about future employment with Accord, and the assumptions underlying or relating to such statements.

These forward-looking statements are based on the Company’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, assumptions and changes in circumstances, many of which are beyond the control of the Company. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties as to the timing for completion of the proposed transaction; uncertainties as to the Company’s ability to obtain the approval of its stockholders required to consummate the proposed transaction; the possibility that competing offers will be made by third parties; uncertainties of payment of the earn-outs in the future; the occurrence of any event, change or other circumstance that may give rise to a right of one or both of Intas and the Company to terminate the Asset Purchase Agreement; the possibility that the proposed transaction may not be completed in the time frame expected by the Company including on a timely basis or at all, including due to the possibility that a governmental entity may prohibit, delay, or refuse to grant approval, if required, for the consummation of the proposed transaction (or only grant approval subject to adverse conditions or limitations);; the proposed transaction disrupts the Company’s current plans and operations or diverts the attention of the Company’s management or employees from ongoing business operations; the risk that the Company may not realize the anticipated benefits of the proposed transaction in the time frame expected, or at all; the effects of the proposed transaction on relationships with the Company’s employees, suppliers, business or collaboration partners or governmental entities, or other third parties as a result of the proposed transaction; the ability to retain and hire key personnel; significant or unexpected costs, charges or expenses resulting from the proposed transaction; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the Company after the consummation of the proposed transaction; potential negative effects related to this announcement or the consummation of the proposed transaction on the market price of the Company’s common stock and/or the Company’s operating or financial results; uncertainties as to the long-term value of the Company’s common stock; and the nature, cost and outcome of any litigation and other legal proceedings involving the transaction, the Company or its directors, including any legal proceedings related to the proposed transaction.

While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. There can be no assurance that the transaction described above will in fact be consummated in the manner described or at all. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements see the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024, filed with the SEC on November 6, 2024, as updated by the Company’s subsequent periodic reports filed with the SEC and, when available, the proxy statement of the Company relating to the proposed transaction. Any forward-looking statements speak only as of the date of this communication and are made based on the current good faith beliefs and judgments of the Company’s management, and the reader is cautioned not to rely on any forward-looking statements made by the Company. Unless required by law, the Company is not under any duty and undertakes no obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company expects to file with the SEC a proxy statement on Schedule 14A, and it may also file other documents regarding the proposed transaction with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, RELATED MATTERS AND THE PARTIES TO THE PROPOSED TRANSACTION.

You may obtain a free copy of the proxy statement and other relevant documents (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://investors.coherus.com/sec-filings or by contacting the Company’s Investor Relations Department at IR@coherus.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement for its 2024 Annual General Meeting, which was filed with the SEC on April 15, 2024 and other documents that may be filed from time to time with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available.

Field Direction Memo

Date:	December 3, 2024
From:	Paul Reider
Subject:	Coherus Divestiture of UDENYCA® Franchise to Intas Pharmaceuticals
To:	Commercial Team - Oncology Regional Sales Directors (RSDs), Oncology Account Managers (OAMs), Strategic Accounts (KADs), Payer Directors, Field Reimbursement Managers (FRMs), Commercial Home Office Personnel
CC:	Legal, Medical Affairs, HR, Sales, and Marketing Leadership

Dear Commercial Team,

As you are now aware, Coherus announced the divestiture of UDENYCA® (pegfilgrastim-cbqv) Franchise for up to $558 million to Intas Pharmaceuticals Ltd and its U.S. subsidiary, Accord BioPharma, who will market UDENYCA. This represents the successful culmination of our strategy to focus R&D and commercial resources on Coherus’ innovative immuno-oncology (I/O) portfolio and restructure the company to strengthen our financial position. Coherus will continue to fully operate the UDENYCA business until the transaction closes, which is expected to occur by the end of Q1 2025.

Over the last 6 years, your efforts created significant value with our UDENYCA franchise, and this transaction allows us to maximize the opportunity ahead for LOQTORZI (toripalimab-tpzi), a novel PD-1 inhibitor with growing sales, and the only FDA approved treatment for nasopharyngeal carcinoma (NPC), allowing us to accelerate and advance the development of our I/O pipeline in combination with LOQTORZI.

Key Takeaways Related to This Transaction: FOR INTERNAL COMMUNICATION PURPOSES ONLY

•	Coherus to focus exclusively on innovative immuno-oncology programs with LOQTORZI®, an FDA approved, next-generation programmed cell death protein 1 (PD-1) inhibitor

•	Proceeds to drive development of key LOQTORZI combination programs, including casdozokitug, a first-in-class, clinical-stage interleukin-27 (IL-27) antagonist, and CHS-114, a highly selective chemokine receptor 8 (CCR8) antibody

•	Post-closing proceeds to repay, not restructure, $230 million in existing convertible debt due April 2026 and $49.1 million to buy-out certain royalty obligations related to UDENYCA

Remember: The deal has not closed, and while we are in a business transition stage, please continue day to day activities as usual with UDENYCA, and be mindful of what you say outside of the company

•	Do not disclose any know-how or confidential information to Accord BioPharma, Inc. prior to deal close. This includes any information on customers, contracts, commercial performance, etc.

•	If you receive any inquiries about this deal or the UDENYCA transition – even from Accord BioPharma representatives – please direct them to Rebecca and Paul

•	Keep all internal and external e-mail, text, and other interactions regarding the UDENYCA divestiture to a minimum and to the normal course of business

•	No social media activity regarding the deal, including as it may relate to UDENYCA or Accord BioPharma. This includes posting on your personal social media channels, or engaging with the posts of others by commenting, liking, sharing, retweeting, etc.

•	Employees are not permitted to provide comments, whether on background or on the record, or otherwise respond to third party inquiries

CALL TO ACTION:

•	Inform customers as appropriate re: divestiture announcement; use approved Q&A

•	UDENYCA: Accelerate Re-Supply Plan and Drive Q4/Q1 Sales

o	Engage territory customers sharing re-supply timelines and any appropriate pricing or contracting changes (per approved materials) and encourage proactive customer communication with wholesalers regarding re-stocking requirements.
o	Strong cross-functional communication (Sales, KAD, GPO, Marketing) – continue to share questions/concerns, customer feedback, and competitor intelligence.

•	LOQTORZI: Meet / Exceed Q4 Goal - Execute plans to accelerate new patient starts for eligible NPC patients

If you have any questions, please contact Paul Reider [***] or Rebecca Sunshine [***].

Thank you,

Paul

PROACTIVE TALKING POINTS WITH CUSTOMERS:

•	Coherus BioSciences, Inc. (NASDAQ: CHRS) announced on Tuesday December 3, 2024, the divestiture of the UDENYCA® (pegfilgrastim-cbqv) franchise to Intas Pharmaceuticals Ltd (Intas). The business will be operated by Accord BioPharma, Inc. (Accord) the U.S. subsidiary of Intas.

•	This transaction allows Coherus to sharpen focus and maximize the opportunity ahead for LOQTORZI® and to accelerate the development of our I/O pipeline in combination with LOQTORZI.

•	Coherus will continue to operate the UDENYCA business until the transaction closes, which is expected by the end of Q1 2025.

•	Coherus remains invested in the success of UDENYCA and will work closely with Accord to ensure seamless transition with customers.

CUSTOMER FOCUSED FAQ’s — REACTIVE

•	Q: Do I need to delay re-instating UDENYCA back into my practice until after the divesture closes?

o	No. This transaction, if approved, isn’t expected to close until the end of Q1 2025. Until the transaction closes, Coherus will continue to fully operate the UDENYCA business, and the terms of your current UDENYCA contract remain unchanged.
o	Now that re-supply is underway, you can now re-order UDENYCA and begin prescribing to patients.
o	REINFORCE UDENYCA’s APPROVED SELLING MESSAGES, contract terms and payer coverage

•	Q: How will this change in ownership impact me and/or my Clinic / Hospital / Payer?

o	Until the transaction closes, expected to happen in Q1 2025, Coherus will continue to fully operate the UDENYCA business, and the terms of your current UDENYCA contract remain unchanged.
o	After the deal closes, the Coherus contracts will remain in place during a transition period, so you have an opportunity to enter into agreements with Accord.
o	Both Coherus and Accord are committed to the long-term success of the UDENYCA franchise and will work closely with you to ensure the seamless transition of UDENYCA contracts after the deal closes.

•	Q: Will there be any changes to the UDENYCA provider or patient support programs?

o	There will not be any immediate changes to the UDENYCA patient support program.
o	Please continue utilizing the same PSP contacts and contact numbers.

•	Q: Will there be any staffing changes that might affect me and/or my Clinic / Hospital / Payer?

o	Until the deal closes, the Coherus team will continue to support UDENYCA.
o	If there are staffing changes post-close, Coherus and Accord will work closely with you to ensure a seamless transition.

•	Q: Will this impact the UDENYCA re-supply timelines?

o	No. Coherus and Accord remain fully committed to the short- and long-term supply of UDENYCA.
o	You can now begin to re-order UDENYCA. Contact your wholesaler to inform them of your plans.

•	Q: Are the contracts/purchase orders we have in place still valid? If so, for how long?

o	The terms of your current UDENYCA contract remain unchanged until the deal closes.
o	Both Coherus and Accord are committed to the long-term success of the UDENYCA franchise and will work closely with you to ensure the seamless transition of UDENYCA contracts after the deal closes.

•	Q: How is manufacturing/supply going to be handled post-deal close?

o	Coherus and Accord remain fully committed to the short- and long-term supply of UDENYCA and will work closely to ensure the transition of all UDENYCA manufacturing to Accord.
o	Accord’s parent Company, Intas, has been developing, manufacturing, and marketing biologics for more than 20 years.
o	ACTION: Send customer the link to access the Re-Supply Status document for real time updates.

•	Q: How do I order UDENYCA?

o	Continue to order UDENYCA through your current processes and systems.
o	That said, both Coherus and Accord are committed to the long-term success of the UDENYCA franchise and will inform you of any changes to ordering once the deal closes.

•	Q: Who do I call if I have a problem or concern?

o	For now, continue to work with your current Coherus representative.

Email Template

TO

[Customer email address]

FROM

[Coherus employee email address]

SUBJECT

Coherus Announces Divestiture of UDENYCA® Franchise to Intas Pharmaceuticals Ltd.

Dear [Customer Name, credential]

I am writing to inform you that Coherus BioSciences, Inc. (NASDAQ: CHRS) announced on Tuesday December 3, 2024, the divestiture of the UDENYCA® (pegfilgrastim-cbqv) franchise to Intas Pharmaceuticals, Ltd. and its U.S. subsidiary Accord BioPharma. Coherus remains invested in the success of UDENYCA and will continue to operate the business until the transaction closes, which is anticipated to close by the end of Q1 2025. Following the close, Coherus will work closely with the Accord team to ensure seamless transition with customers. This transaction allows Coherus to sharpen our focus on LOQTORZI® (toripalimab-tpzi), to accelerate the development of our I/O pipeline in combination with LOQTORZI, and to restructure the company to strengthen our financial position.

Please note that until the deal closes, the Coherus team will continue to support UDENYCA and there will not be any immediate changes to the UDENYCA contracts or patient support program.

I would be happy to set up additional time to meet with you or a member of your staff if you have any further questions.

Thank you,

[Field representative email signature]

Additional Information and Where to Find It

In connection with the proposed transaction, the Company expects to file with the SEC a proxy statement on Schedule 14A, and it may also file other documents regarding the proposed transaction with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, RELATED MATTERS AND THE PARTIES TO THE PROPOSED TRANSACTION.

You may obtain a free copy of the proxy statement and other relevant documents (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://investors.coherus.com/sec-filings or by contacting the Company’s Investor Relations Department at IR@coherus.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement for its 2024 Annual General Meeting, which was filed with the SEC on April 15, 2024 and other documents that may be filed from time to time with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available.

If you have any questions, please contact John Holland [***] or Cole McIlwraith [***].

Thank you,

The UDENYCA Marketing Team

Forward-Looking Statements

The statements in this communication include express or implied forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act about the proposed transaction between Coherus BioSciences, Inc. (the “Company”) and Intas Pharmaceuticals Ltd. (“Intas”) that involve risks and uncertainties relating to future events and the future performance of the Company and the UDENYCA business. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity,” “likely,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the asset purchase agreement and related matters, including, but not limited to, satisfaction of closing conditions to consummate the proposed transaction, prospective performance and opportunities with respect to the Company or the UDENYCA business, post-closing operations and the outlook for the Company or the UDENYCA business; information about future employment with Intas, statements about the re-supply of UDENYCA following the recent supply interruption and the assumptions underlying or relating to such statements.

These forward-looking statements are based on the Company’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, assumptions and changes in circumstances, many of which are beyond the control of the Company. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties as to the timing for completion of the proposed transaction; uncertainties as to the Company’s ability to obtain the approval of its stockholders required to consummate the proposed transaction; the possibility that competing offers will be made by third parties; uncertainties of payment of the earn-outs in the future; the occurrence of any event, change or other circumstance that may give rise to a right of one or both of Intas and the Company to terminate the Asset Purchase Agreement; the possibility that the proposed transaction may not be completed in the time frame expected by the Company including on a timely basis or at all, including due to the possibility that a governmental entity may prohibit, delay, or refuse to grant approval, if required, for the consummation of the proposed transaction (or only grant approval subject to adverse conditions or limitations); the proposed transaction disrupts the Company’s current plans and operations or diverts the attention of the Company’s management or employees from ongoing business operations; the risk that the Company may not realize the anticipated benefits of the proposed transaction in the time frame expected, or at all; the effects of the proposed transaction on relationships with the Company’s employees, suppliers, business or collaboration partners or governmental entities, or other third parties as a result of the proposed transaction; the ability to retain and hire key personnel; significant or unexpected costs, charges or expenses resulting from the proposed transaction; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the Company after the consummation of the proposed transaction; potential negative effects related to this announcement or the consummation of the proposed transaction on the market price of the Company’s common stock and/or the Company’s operating or financial results; uncertainties as to the long-term value of the Company’s common stock; and the nature, cost and outcome of any litigation and other legal proceedings involving the transaction, the Company or its directors, including any legal proceedings related to the proposed transaction.

While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. There can be no assurance that the transaction described above will in fact be consummated in the manner described or at all. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements see the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024, filed with the SEC on November 6, 2024, as updated by the Company’s subsequent periodic reports filed with the SEC and, when available, the proxy statement of the Company relating to the proposed transaction. Any forward-looking statements speak only as of the date of this communication and are made based on the current good faith beliefs and judgments of the Company’s management, and the reader is cautioned not to rely on any forward-looking statements made by the Company. Unless required by law, the Company is not under any duty and undertakes no obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company expects to file with the SEC a proxy statement on Schedule 14A, and it may also file other documents regarding the proposed transaction with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, RELATED MATTERS AND THE PARTIES TO THE PROPOSED TRANSACTION.

You may obtain a free copy of the proxy statement and other relevant documents (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://investors.coherus.com/sec-filings or by contacting the Company’s Investor Relations Department at IR@coherus.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement for its 2024 Annual General Meeting, which was filed with the SEC on April 15, 2024 and other documents that may be filed from time to time with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available.

To: All Coherus Employee Email

From: Denny Lanfear

Tuesday, December 3

Subject: Udenyca Divestiture Announcement

Coherus Team Members,

This morning, we announced the divestiture of the UDENYCA® franchise to Intas Pharmaceuticals Ltd. for up to $558 million. Coherus will continue to fully operate the UDENCYA business until the transaction closes, which is expected toward the end of Q1 2025.Following that, Intas’ U.S. subsidiary, Accord, will market the product, supported by Coherus during a transition period.

Let me describe for you the rationale for the transaction.

First, this transaction represents the successful completion of our long-term strategy to focus our Commercial and R&D resources on immuno-oncology, on our PD-1 Loqtorzi, and novel combinations of LOQTORZI with a number of other agents. As you know, since in-licensing our LOQTORZI in early 2021 from Junshi we have pursued an overarching strategy to enhance long-term shareholder value by leveraging our biosimilar business to build a highly competitive and sustainable innovative oncology franchise. After closing the Surface Oncology acquisition just over a year ago, then divesting Cimerli and Yusimry, this divestiture is the definitive step in that direction.

Secondly, this transaction allows us to monetize and re-deploy the significant value we have created with our UDENYCA franchise to maximize the opportunity ahead for our I-O portfolio. The Udenyca OnBody is highly competitively positioned, raising the brand above others and the catalyst for greater sales. But to realize the franchise’s maximal long term value a larger, more global organization with multiple biosimilars products in the portfolio is required. There is perhaps greater value in Udenyca in such hands than in our own.

Third, we must maximize the I/O opportunity because that is how we will both deliver increased patient survival benefit in tough cancers and drive significant value for our shareholders. This means continuing to build commercial momentum with LOQTORZI in NPC, as well as advance our differentiated and diversified pipeline of immunotherapies across a number of single agent and combination mid-stage clinical studies in areas of high unmet need, including HCC, HNSCC, lung and gastric cancers.

Coherus was a pioneer in biosimilars in the United States. Our Commercial team has done an exemplary job up and down the line, out competing and out performing competitors. I am very proud of the significant value we have created with the UDNECYA franchise, both for patients and for Coherus.

As a result of the Udenyca transaction, we will have a significantly improved capital structure, as we can now pay down a significant majority of our debt which incurred at the start of Covid. This will reduce interest payments, and costs. It will allow the stock to trade freely.

Until the deal closes, it is very important that all team members remain focused on “business as usual.” Thank you for your commitment to Coherus and for sharing our mission to develop and deliver therapies that extend the lives of patients living with life-altering illnesses. Every decision we make, every milestone, and every challenge we overcome, is with the well-being of patients in mind.

We will have a Company-wide Conference Call later today to discuss this transaction with you in more detail.

Denny

Dennis M. Lanfear

Chief Executive

Coherus BioSciences

Additional Information and Where to Find It

In connection with the proposed transaction, the Company expects to file with the SEC a proxy statement on Schedule 14A, and it may also file other documents regarding the proposed transaction with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, RELATED MATTERS AND THE PARTIES TO THE PROPOSED TRANSACTION.

You may obtain a free copy of the proxy statement and other relevant documents (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://investors.coherus.com/sec-filings or by contacting the Company’s Investor Relations Department at IR@coherus.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement for its 2024 Annual General Meeting, which was filed with the SEC on April 15, 2024 and other documents that may be filed from time to time with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available.

From: Jodi Sievers
Sent: Tuesday, December 3, 2024
To: [***]
Cc: Melissa Gibson Denny [***]

Subject: CHRS announcement today + call with management

Hi [***],

Coherus today announced the planned divestiture of UDENYCA to Intas Pharmaceuticals, Ltd. for up to $558 million ($483 million of which is upfront). This transaction allows us to focus sharply on LOQTORZI commercialization as well as our innovative combination I/O portfolio development programs with LOQTORZI which include casdozokitug, and CHS-114, our CCR8 inhibitor. The proceeds will allow us to pay down in its entirety our $230M convertible note, substantially improving our balance sheet.

We are hosting a conference call this morning at 8:00 am ET / 5:00 am PT related to the transaction. To access the conference call, please pre-register through the following link to receive dial-in information and a personal PIN to access the live call: https://register.vevent.com/register/BId14c70118ce44561902dd39c791136fa

Please dial in 15 minutes early to ensure a timely connection to the call.

Please let me know if you have time to catch up with management this morning following the conference call. The team will be available at approximately 8:45 am ET and throughout the day.

Thank you,

Jodi

Jodi Sievers

VP, Investor Relations & Corporate Communications

[***]

TEL  [***]

333 Twin Dolphin Drive, Suite 600

Redwood City, CA 94065

Forward-Looking Statements

The statements in this communication include express or implied forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act about the proposed transaction between Coherus BioSciences, Inc. (the “Company”) and Intas Pharmaceuticals Ltd. (“Intas”) that involve risks and uncertainties relating to future events and the future performance of the Company and the UDENYCA business. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity,” “likely,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the asset purchase agreement and related matters, including, but not limited to, the ability to satisfy the closing conditions to consummate the proposed transaction at all or in the estimated time; prospective performance and opportunities with respect to the Company or the UDENYCA business; post-closing operations and the outlook for the Company or the UDENYCA business; the Company’s targets, plans, objectives or goals for future operations, including those related to the UDENYCA business, product candidates, research and development, and product candidate approvals; future receipt of sales milestone payments from the proposed transaction; projections of or targets for cost savings related to transfers of employees and reductions in indebtedness; projections of the amount of time that the Company’s will be able to operate using its cash balance and proceeds from the proposed transaction; statements about the potential uses of proceeds from the transaction and the assumptions underlying or relating to such statements.

These forward-looking statements are based on the Company’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, assumptions and changes in circumstances, many of which are beyond the control of the Company. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties as to the timing for completion of the proposed transaction; uncertainties as to the Company’s ability to obtain the approval of its stockholders required to consummate the proposed transaction; the possibility that competing offers will be made by third parties; uncertainties of payment of the earn-outs in the future; the occurrence of any event, change or other circumstance that may give rise to a right of one or both of Intas and the Company to terminate the Asset Purchase Agreement; the possibility that the proposed transaction may not be completed in the time frame expected by the Company including on a timely basis or at all, including due to the possibility that a governmental entity may prohibit, delay, or refuse to grant approval, if required, for the consummation of the proposed transaction (or only grant approval subject to adverse conditions or limitations);  the proposed transaction disrupts the Company’s current plans and operations or diverts the attention of the Company’s management or employees from ongoing business operations; the risk that the Company may not realize the anticipated benefits of the proposed transaction in the time frame expected, or at all; the effects of the proposed transaction on relationships with the Company’s employees, suppliers, business or collaboration partners or governmental entities, or other third parties as a result of the proposed transaction; the ability to retain and hire key personnel; significant or unexpected costs, charges or expenses resulting from the proposed transaction; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the Company after the consummation of the proposed transaction; potential negative effects related to this announcement or the consummation of the proposed transaction on the market price of the Company’s common stock and/or the Company’s operating or financial results; uncertainties as to the long-term value of the Company’s common stock; and the nature, cost and outcome of any litigation and other legal proceedings involving the transaction, the Company or its directors, including any legal proceedings related to the proposed transaction.

While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. There can be no assurance that the transaction described above will in fact be consummated in the manner described or at all. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements see the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024, filed with the SEC on November 6, 2024, as updated by the Company’s subsequent periodic reports filed with the SEC and, when available, the proxy statement of the Company relating to the proposed transaction. Any forward-looking statements speak only as of the date of this communication and are made based on the current good faith beliefs and judgments of the Company’s management, and the reader is cautioned not to rely on any forward-looking statements made by the Company. Unless required by law, the Company is not under any duty and undertakes no obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company expects to file with the SEC a proxy statement on Schedule 14A, and it may also file other documents regarding the proposed transaction with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, RELATED MATTERS AND THE PARTIES TO THE PROPOSED TRANSACTION.

You may obtain a free copy of the proxy statement and other relevant documents (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://investors.coherus.com/sec-filings or by contacting the Company’s Investor Relations Department at IR@coherus.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement for its 2024 Annual General Meeting, which was filed with the SEC on April 15, 2024 and other documents that may be filed from time to time with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available.

From: Jodi Sievers
Sent: Tuesday, December 3, 2024
To: [***]
Cc: Melissa Gibson Denny [***]

Subject: CHRS announcement today + call with management

Hi [***],

Coherus today announced plans to divest UDENYCA to Intas Pharmaceuticals, Ltd. for up to $558 million ($483 million of which is upfront). This transaction allows us to focus sharply on LOQTORZI commercialization as well as our innovative combination I/O portfolio development programs with LOQTORZI which include casdozokitug, and CHS-114, our CCR8 inhibitor. The proceeds will allow us to pay down in its entirety our $230M convertible note, substantially improving our balance sheet.

We are hosting a conference call this morning at 8:00 a.m. ET / 5:00 a.m. PT related to the transaction.

We look forward to meeting with you later this morning at the Citi conference.

Thank you,

Jodi

Jodi Sievers

VP, Investor Relations & Corporate Communications

[***]

TEL  [***]

333 Twin Dolphin Drive, Suite 600

Redwood City, CA 94065

Forward-Looking Statements

The statements in this communication include express or implied forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act about the proposed transaction between Coherus BioSciences, Inc. (the “Company”) and Intas Pharmaceuticals Ltd. (“Intas”) that involve risks and uncertainties relating to future events and the future performance of the Company and the UDENYCA business. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity,” “likely,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the asset purchase agreement and related matters, including, but not limited to, the ability to satisfy the closing conditions to consummate the proposed transaction at all or in the estimated time; prospective performance and opportunities with respect to the Company or the UDENYCA business; post-closing operations and the outlook for the Company or the UDENYCA business; the Company’s targets, plans, objectives or goals for future operations, including those related to the UDENYCA business, product candidates, research and development, and product candidate approvals; future receipt of sales milestone payments from the proposed transaction; projections of or targets for cost savings related to transfers of employees and reductions in indebtedness; projections of the amount of time that the Company’s will be able to operate using its cash balance and proceeds from the proposed transaction; statements about the potential uses of proceeds from the transaction and the assumptions underlying or relating to such statements.

These forward-looking statements are based on the Company’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, assumptions and changes in circumstances, many of which are beyond the control of the Company. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties as to the timing for completion of the proposed transaction; uncertainties as to the Company’s ability to obtain the approval of its stockholders required to consummate the proposed transaction; the possibility that competing offers will be made by third parties; uncertainties of payment of the earn-outs in the future; the occurrence of any event, change or other circumstance that may give rise to a right of one or both of Intas and the Company to terminate the Asset Purchase Agreement; the possibility that the proposed transaction may not be completed in the time frame expected by the Company including on a timely basis or at all, including due to the possibility that a governmental entity may prohibit, delay, or refuse to grant approval, if required, for the consummation of the proposed transaction (or only grant approval subject to adverse conditions or limitations);  the proposed transaction disrupts the Company’s current plans and operations or diverts the attention of the Company’s management or employees from ongoing business operations; the risk that the Company may not realize the anticipated benefits of the proposed transaction in the time frame expected, or at all; the effects of the proposed transaction on relationships with the Company’s employees, suppliers, business or collaboration partners or governmental entities, or other third parties as a result of the proposed transaction; the ability to retain and hire key personnel; significant or unexpected costs, charges or expenses resulting from the proposed transaction; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the Company after the consummation of the proposed transaction; potential negative effects related to this announcement or the consummation of the proposed transaction on the market price of the Company’s common stock and/or the Company’s operating or financial results; uncertainties as to the long-term value of the Company’s common stock; and the nature, cost and outcome of any litigation and other legal proceedings involving the transaction, the Company or its directors, including any legal proceedings related to the proposed transaction.

While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. There can be no assurance that the transaction described above will in fact be consummated in the manner described or at all. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements see the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024, filed with the SEC on November 6, 2024, as updated by the Company’s subsequent periodic reports filed with the SEC and, when available, the proxy statement of the Company relating to the proposed transaction. Any forward-looking statements speak only as of the date of this communication and are made based on the current good faith beliefs and judgments of the Company’s management, and the reader is cautioned not to rely on any forward-looking statements made by the Company. Unless required by law, the Company is not under any duty and undertakes no obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company expects to file with the SEC a proxy statement on Schedule 14A, and it may also file other documents regarding the proposed transaction with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, RELATED MATTERS AND THE PARTIES TO THE PROPOSED TRANSACTION.

You may obtain a free copy of the proxy statement and other relevant documents (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://investors.coherus.com/sec-filings or by contacting the Company’s Investor Relations Department at IR@coherus.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement for its 2024 Annual General Meeting, which was filed with the SEC on April 15, 2024 and other documents that may be filed from time to time with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available.

From: John Holland

To: Commercial Team Email

December 3, 2024

Subject: FDM: Coherus Divestiture of UDENYCA

Dear Commercial team,

Please find attached the approved Field Direction Memo (FDM) that provides direction on how to engage with customers about the Coherus Divestiture of UDENYCA Franchise to Intas Pharmaceuticals. This document has been shared for your review in advance of our Commercial Call that will take place today at 12:00 PM ET / 9:00 AM PT. Please DO NOT engage with customers on the divesture until we conduct our Commercial Call

For any questions you may have, please reach out to me at [***].

Regards,

John

John Holland

SVP, Marketing & New Product Planning

Additional Information and Where to Find It

In connection with the proposed transaction, the Company expects to file with the SEC a proxy statement on Schedule 14A, and it may also file other documents regarding the proposed transaction with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, RELATED MATTERS AND THE PARTIES TO THE PROPOSED TRANSACTION.

You may obtain a free copy of the proxy statement and other relevant documents (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://investors.coherus.com/sec-filings or by contacting the Company’s Investor Relations Department at IR@coherus.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement for its 2024 Annual General Meeting, which was filed with the SEC on April 15, 2024 and other documents that may be filed from time to time with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available.